UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2007

ABRAXIS BIOSCIENCE, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-33407	68-0389419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11755 Wilshire Blvd., Suite 2000, Los Angeles, CA	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 883-1300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On November 8, 2007, Abraxis BioScience, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of the press release is furnished (but not filed) as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), the Company presented certain non-GAAP financial measures in the press release, including adjusted net income per diluted share and adjusted EBITDA. Adjusted net income per diluted share is comprised of reported diluted earnings per share excluding the impact of merger-related non-cash amortization of intangible assets, direct merger and separation-related costs, non-cash stock compensation expense, non-recurring legal expenses, minority interests and non-cash amortization of acquired intangible assets. Adjusted EBITDA is defined as GAAP net income excluding the impact of depreciation and amortization, interest expense net of interest income and other income, income tax expense, stock-based compensation expense, merger costs, merger related in-process research and development charge, separation-related costs, non-recurring legal expenses, minority interests, equity in net income of Drug Source Company, LLC and pre-launch costs associated with the Puerto Rico manufacturing facility. The Company believes that its presentation of non-GAAP financial measures provides useful supplementary information to investors in understanding the underlying operating performance of the Company and facilitates additional analysis by investors. The Company also uses these non-GAAP financial measures internally for operating, budgeting and financial planning purposes. The Company also believes that its presentation of non-GAAP financial measures can assist management and investors in assessing the financial operating performance and underlying strength of its core business. The non-GAAP financial measures presented by the Company may not be comparable to similarly titled measures reported by other companies. The non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance calculated in accordance with GAAP. Reconciliations of GAAP net income to adjusted net income and GAAP net income to adjusted EBITDA are included in the press release.

See also Item 7.01 for information on the derived financial results for the hospital-based business.

Item 7.01.	Regulation FD Disclosure

On November 8, 2007, the Company also set forth materials on its website (www.abraxisbio.com) relating to the hospital-based business that will be operated by APP Pharmaceuticals, Inc. and its subsidiary APP Pharmaceuticals, LLC (“New APP”) following the previously announced spin-off of the Company’s proprietary business, that includes historical financial results of the hospital-based business of New APP on a stand alone basis for the twelve months ended December 31, 2007 and the six months ended June 30, 2007. The unaudited consolidated statements of income of New APP were derived from the elimination of the historical results of operations of the business of New Abraxis, Inc. (to be renamed Abraxis BioScience following the spin-off transaction) (“New Abraxis”) as reflected in its Form 10 Registration Statement that was filed with the SEC on November 2, 2007, from the historical results of operations of the Company previously filed with the SEC on Form 10-K for the fiscal year ended December 31, 2006 and on Form 10-Q for the six months ended June 30, 2007 (together with comparisons of the corresponding year to date period in the previous fiscal year). In addition, the Company provided estimates of the financial results for the three and nine months periods ended September 30, 2007, the three and twelve months period ended December 31, 2007 and the LTM ended September 30, 2007. These projected unconsolidated statements of income were prepared using reasonable assumptions based on current information, however there can be no assurance that these estimates of future results will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. See “Forward-Looking Statements” set forth in the materials. The Company does not undertake any obligation to update publicly any forward-looking statement, including, without limitation, any estimate regarding revenues or earnings, whether as a result of the receipt of new information, future events or otherwise. A copy of the material is furnished (but not filed) as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

In addition to providing the derived historical financial results for New APP, the Company presented a non-GAAP financial measure of adjusted EBITDA for New APP. Adjusted EBITDA for this purpose is defined as the derived New APP net income excluding the impact stock-based compensation expense, minority interests, loss on early retirement of debt, Melrose Park revalidation, ERP implementation, non-recurring legal costs, separation-related costs, and pre-launch costs associated with the Puerto Rico manufacturing facility. The Company believes that its presentation of the Adjusted EBITDA for New APP provides useful supplementary information to investors in understanding the underlying operating performance of New APP following the spin-off transaction and facilitates additional analysis by investors. The Company also uses this Adjusted EBITDA for New APP internally for operating, budgeting and financial planning purposes. The Company also believes that its presentation of the Adjusted EBITDA for New APP can assist management and investors in assessing the financial operating performance and underlying strength of the core business of New APP. The Adjusted EBITDA presented by the Company may not be comparable to similarly titled measures reported by other companies. The Adjusted EBITDA is in addition to, and not a substitute for or superior to, measures of financial performance calculated in accordance with GAAP. Reconciliation of the Company’s GAAP net income for the twelve months ended December 31, 2007 and the six months ended June 30, 2007 to Adjusted EBITDA for New APP for those periods is included in the presentation.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Abraxis BioScience, Inc., dated November 8, 2007

99.2	Presentation Materials on APP Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXIS BIOSCIENCE, INC.

By:	/s/ Lisa Gopalakrishnan
Lisa Gopalakrishnan
Executive Vice President and Chief Financial Officer
Date: November 8, 2007